Exhibit 21

Name	Jurisdiction of Incorporation
Affinity Insurance Services, Inc.	Pennsylvania
AIS Affinity Insurance Agency, Inc.	California
AIS Insurance Agency, Inc.	Washington
Alexander Reinsurance Intermediaries, Inc.	New York
Allen Insurance Associates, Inc.	California
Allied Group Holdings LLC	Delaware
Allied North America Insurance Brokerage of California, LLC	Delaware
Allied North America Insurance Brokerage of New York, LLC	Delaware
Allied North America Insurance Brokerage of Texas, LLC	Delaware
Allied Risk Solutions, LLC	Delaware
American Insurance Services Corp.	Texas
American Safety Consultants, LLC	Delaware
American Special Risk Insurance Company	Delaware
AMXH, LLC	Delaware
Aon Advisors, Inc.	Virginia
Aon Advisory Services Inc.	Delaware
Aon Aviation, Inc.	Illinois
Aon Benfield Fac Inc.	Illinois
Aon Benfield Global, Inc.	Delaware
Aon Benfield Inc.	Illinois
Aon Benfield Securities, Inc.	New York
Aon Brazil Holdings, LLC	Delaware
Aon Capital Partners, Inc.	Delaware
Aon Captive Management, Ltd.	U.S. Virgin Islands
Aon Capital Managers, LLC	Delaware
Aon Chile Holdings, LLC	Delaware
Aon Consulting & Insurance Services	California
Aon Consulting Worldwide, Inc.	Maryland
Aon Consulting, Inc.	New York
Aon Consulting, Inc.	New Jersey
Aon eSolutions, Inc.	California
Aon Finance US 1, LLC	Delaware
Aon Finance US 2, LLC	Delaware
Aon Finance US 3, LLC	Delaware
Aon Finance US LP	Delaware
Aon Financial & Insurance Solutions, Inc.	California
Aon Fire Protection Engineering Corporation	Delaware
Aon Fire Protection Engineering of Illinois P.C.	Illinois
Aon Global Market Solutions, Inc.	Tennessee
Aon Group, Inc.	Maryland
Aon Hewitt LLC	Delaware
Aon Hewitt Absence Management, LLC	Connecticut
Aon Human Capital Services, LLC	Delaware

Aon Insurance Management Services - Virgin Islands, Inc.	U.S. Virgin Islands
Aon Insurance Managers (Puerto Rico) Inc.	Puerto Rico
Aon Insurance Managers (USA) Inc.	Vermont
Aon International Energy, Inc.	Texas
Aon International Holdings, Inc.	Maryland
Aon Investment Consulting Inc.	Florida
Aon Life Agency of Texas, Inc.	Texas
Aon Life Insurance Company	Vermont
Aon Mexico Holdings, LLC	Delaware
Aon PHI Acquisition Corporation of California	California
Aon Premium Finance, LLC	Delaware
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	California
Aon Property Risk Consulting, Inc.	New York
Aon Realty Services, Inc.	Pennsylvania
Aon Recovery, Inc.	Delaware
Aon Retirement Plan Advisors, LLC	Delaware
Aon Risk Consultants, Inc.	Illinois
Aon Risk Insurance Services West, Inc.	California
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services Central, Inc.	Illinois
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services Northeast, Inc.	New York
Aon Risk Services South, Inc.	North Carolina
Aon Risk Services Southwest, Inc.	Texas
Aon Risk Solutions of Puerto Rico, Inc.	Puerto Rico
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Technologies, Inc.	Delaware
Aon Service Corporation	Illinois
Aon Services Group, Inc.	Delaware
Aon Special Risk Resources, Inc.	Delaware
Aon Underwriting Managers, Inc.	Delaware
Aon/Albert G. Ruben Insurance Services, Inc.	California
ARM International Corp.	New York
ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
ASPN Insurance Agency, LLC	Delaware
Association of Rural and Small Town Americans	Missouri
Assurance Licensing Services, Inc.	Illinois
Atlantic Star Administrators LLC	Delaware
Atlantic Star Intermediaries, LLC	Delaware

B E P International Corp.	New Jersey
Benfield Advisory Inc.	Delaware
Benfield Finance (London) LLC	Delaware
Benfield Finance (Westport) LLC	Delaware
Benfield Puerto Rico Inc.	Puerto Rico
Blanch Americas Inc.	Delaware
Bowes & Company, Inc., of New York	New York
Cananwill Corporation	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
Cananwill Receivables Purchase Facility, L.L.C.	Delaware
CICA SPE, LLC	Delaware
Citadel Insurance Managers, Inc.	California
Coalition for Benefits Equality and Choice	California
Corporate Investigative Solutions, Inc.	New Jersey
Crawley, Warren (U.S.A.) Inc.	Massachusetts
E.W. Blanch Capital Risk Solutions, Inc.	Delaware
E.W. Blanch Insurance Services Inc.	Delaware
E.W. Blanch International Inc.	Delaware
Ennis Knupp Secondary Market Services, LLC	Delaware
Financial & Professional Risk Solutions Insurance Agency, Inc.	California
Financial & Professional Risk Solutions, Inc.	Illinois
Futurity Group, Inc.	Nevada
Gateway Alternatives, L.L.C.	Delaware
Global Insurance Strategies, LLC	Delaware
HA Insurance Services, Inc.	Puerto Rico
Healthy Paws Pet Insurance LLC	Washington
Hewitt Associates Caribe, Inc.	Puerto Rico
Hewitt Associates LLC	Illinois
Hewitt Associates International Services, Inc.	Delaware
Hewitt Associates Public Sector Consulting LLC	Illinois
Hewitt EnnisKnupp, Inc.	Illinois
Hewitt Financial Services LLC	Illinois
Hewitt Insurance Brokerage LLC	Delaware
Hewitt International Holdings Corporation	Delaware
Hewitt Non-Qualified Payment Services LLC	Illinois
Hogg Robinson North America, Inc.	Delaware
Holdco #1, Inc.	Delaware
Holdco #2, Inc.	Delaware
Huntington T. Block Insurance Agency, Inc.	District of Columbia
Impact Forecasting, L.L.C.	Illinois
INPOINT, INC.	Illinois
International Accident Facilities, Inc.	Massachusetts
International Claims Administrators, Inc.	Kansas

International Risk Management (Americas), Inc.	Ohio
International Space Brokers, Inc.	Virginia
IRM/GRC Holding Inc.	Delaware
JH Minet Puerto Rico Inc.	Puerto Rico
Johnson Rooney Welch, Inc.	California
K & K Insurance Group of Florida, Inc.	Florida
K & K Insurance Group, Inc.	Indiana
K2 Technologies Inc.	California
McLagan Partners Asia, Inc.	Delaware
McLagan Partners, Inc.	Delaware
Membership Leasing Trust	Delaware
Minet Holdings Inc.	New York
Minet Re North America, Inc.	Georgia
Muirfield Underwriters, Ltd.	Delaware
Paragon Asset Recovery Services Inc.	Pennsylvania
Paragon Strategic Solutions Inc.	Delaware
Prairie State Underwriting Managers, L.L.C.	Illinois
Premier Auto Finance, Inc.	Delaware
Project Technologies International L.L.C.	Delaware
Redwoods Dental Underwriters, Inc.	North Carolina
Rewards Plus of America Corporation	Maryland
Senior Educators Limited	California
SINSER Management Services (Vermont), Inc.	Vermont
Specialty Benefits, Inc.	Indiana
Stenhouse Marketing Services Inc.	Delaware
T.J.E. Management, LLC	Minnesota
Underwriters Marine Services, Inc.	Louisiana
VSC SPE, LLC	Delaware
Wexford Underwriting Managers, Inc.	Delaware
William Gallagher Associates of New Jersey, Inc.	New Jersey
Worldwide Integrated Services Company	Texas
Wrapid Specialty, Inc.	California

COMPANY NAME	COUNTRY

Admiseg SA	Argentina
Affinity Argentina SA	Argentina
Aon Assist Argentina SA	Argentina
Aon Benfield Argentina SA	Argentina
Aon Consulting Argentina SA	Argentina
Aon Risk Services Argentina SA	Argentina
Asevasa Argentina S.A.	Argentina
Benfield Argentina SA	Argentina
Hewitt Associates, S.A.	Argentina
Marinaro Dundas SA	Argentina
SN Re SA (Brichetto Sudamericana)	Argentina
Swire Blanch MSTC SA	Argentina
Swire Blanch MSTC II SA	Argentina
J.S. Johnson & Company Ltd	Bahamas
Aon Insurance Managers (Barbados) Ltd.	Barbados
Anchor Reinsurance Company Ltd.	Bermuda
Anchor Underwriting Managers Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Benfield Group Limited	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd	Bermuda
Benfield (Bermuda) Limited	Bermuda
Benfield Group Limited (Bermuda)	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Ltd	Bermuda
NRC Reinsurance Company Ltd.	Bermuda
Professional & General Insurance Company (Bermuda) Ltd	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
Aon Bolivia SA Corredores de Seguros	Bolivia
Aon Consulting Bolivia SRL	Bolivia
Aon Re Bolivia SA Correadores de Reaseguros	Bolivia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda	Brazil
Aon Affinity Servicos e Participacoes Ltda	Brazil
Aon Affinity Administradora de Beneficios Ltda	Brazil
Aon Administradora de Beneficios de Saude Ltda	Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda	Brazil
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda	Brazil
Aon Holdings Corretores de Seguros Ltda	Brazil
Aon Insurance Corretora de Seguros Ltda	Brazil
Benfield do Brasil Corretora de Resseguros Ltda	Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda	Brazil
Hewitt Associates Administradora e Corretora de Seguros Ltda	Brazil
682465 Canada Ltd.	Canada
Aon Benfield Canada ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Canada Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Risk Management Consultants of Canada Limited	Canada
Aon Consulting Inc.	Canada
Groupe-Conseil Aon Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Wealth Management Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Finance Canada 3 Corp.	Canada
Aon Finance Canada 4 Corp.	Canada
Cananwill Canada Limited	Canada
Coles Hewitt Partnership	Canada
Minet Inc.	Canada
K&K Insurance Brokers, Inc. Canada	Canada
Alexander & Alexander Services Canada Inc.	Canada
Aon Fire Protection Engineering Corporation	Canada
Aon Canada Intermediaries GP	Canada

COMPANY NAME	COUNTRY

Aon Canada Holdings N.S. ULC	Canada
Aon Finance N.S. 2, ULC	Canada
Aon Finance Canada 3 Corporation	Canada
Aon Finance N.S. 3, ULC	Canada
Aon Finance Canada 4 Corporation	Canada
Aon Finance N.S. 4, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Coles Hewitt Partnership	Canada
Cyborg Systems Canada	Canada
Hewitt Associates	Canada
Hewitt Associates Corp.	Canada
Hewitt Holdings Canada Co.	Canada
Hewitt Holdings Canada LP	Canada
Hewitt Management Ltd.	Canada
Hewitt Western Management Amalco Inc.	Canada
IAO Actuarial Consulting Services Inc.	Canada
J. Allen Brown Consultants, Inc.	Canada
M.A. Shakeel Management Ltd. Amalco	Canada
Underwriting Solutions Inc.	Canada
7193599 Canada Inc.	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Services (Cayman) Ltd.	Cayman Islands
Aon Affinity Chile Ltda.	Chile
Aon Andueza Sedgwick Nikols Corredores de Seguros SA	Chile
Aon Consulting Chile Limitada	Chile
Aon Re (Chile) Corredores de Reaseguros SA	Chile
Aon Risk Services (Chile) SA	Chile
Aon Risk Services Holdings (Chile ) Ltda	Chile
Benfield Corredores de Reaseguro Ltda	Chile
Excess Corredores de Reaseguros SA	Chile
Hewitt Associates Limitada (Chile)	Chile
Inversiones Benfield Chile Ltda	Chile
Alexander & Davidson de Colombia Ltda	Colombia
Aon Affinity Colombia Ltda. Agencia de Seguros	Colombia
Aon Benfield Colombia Ltda. Corredores de Reaseguros	Colombia
Aon Corporate Advisors Ltda	Colombia
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Bain Hogg Colombiana Ltd	Colombia
Akaoasesores Cia. Ltda.	Ecuador
Aon Consulting Ecuador S.A.	Ecuador
Aon Group Ecuador SA Intermediaria de Reaseguros	Ecuador
Aon Risk Services Ecuador SA	Ecuador
International Insurance Brokers Ltd.	Jamaica
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Benfield Mexico Intermediario de Reaseguro SA de CV	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agentes de Seguros y de Fianzas SA de CV	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon (Panama) Ltd. SA	Panama
Aon Benfield Panama SA	Panama
Aon Broking Services SA	Panama
Aon Insurance Managers (Panama) SA	Panama
Asevasa Panama, S.A.	Panama
Frank B. Hall Re (Latin America) Inc.	Panama
Tecsefin Guatamala	Panama
Tecsefin Salvador	Panama
Alarescu & B.I. Davis Asesores y Corredores de Seguros S.A.	Peru
Aon Affinity Peru Corredores de Seguros S.A.	Peru
Aon Benfield Peru Corredores Reaseguros SA	Peru
Asesores y Corredores de Seguros SA	Rep. Dominica
Aon Energy Caribbean Ltd.	Trinidad
J.S. Johnson & Company (Turks & Caicos) Ltd.	Turks & Caicos
Aon Re LatinAmerica SA	Uruguay
JFS (Sudamerica) SA	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon CA	Venezuela
Aon Group Venezuela Corretaje de Reaseguros CA	Venezuela

COMPANY NAME	COUNTRY

Aon Risk Services Venezuela, Corretaje de Seguros CA	Venezuela
Alexander Howden Group (Australia) Ltd	Australia
Alexander Howden Reinsurance Brokers Pty Ltd	Australia
Aon Benfield Australia Ltd.	Australia
Aon Charitable Foundation Ltd.	Australia
Aon CMT Nominees Pty Ltd.	Australia
Aon Consulting Pty Ltd.	Australia
Aon Corporation Australia Ltd.	Australia
Aon Financial Planning & Protection Ltd.	Australia
Aon Holdings Australia Pty Limited	Australia
Aon Product Design & Development Australian Pty Ltd.	Australia
Aon Risk Services Australia Ltd.	Australia
Aon Services Pty Ltd.	Australia
Aon Superannuation Pty Ltd.	Australia
Aon Wealth Management Ltd.	Australia
Benfield (Australia) Pty Limited	Australia
Cananwill Australia Pty Ltd.	Australia
CSI The Remuneration Specialists Pty Ltd	Australia
Freeman McMurrick Pty Ltd.	Australia
Harbour Pacific Holdings Pty Ltd	Australia
Harbour Pacific Underwriting Management Pty Ltd	Australia
Hewitt Associates Pty. Limited	Australia
HIA Insurance Services Pty Ltd.	Australia
Aon Market Services Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
ACN 000 668 600 Pty Ltd	Australia
ACN 001 206 748 Pty Ltd	Australia
Airs Re Pty Limited	Australia
Aon-Cofco Insurance Brokers Co. Ltd.	China
Aon Asia Pacific Consulting (Shanghai) Co., Ltd.	China
Hewitt Associates Consulting (Shanghai) Co. Ltd.	China
Aon (Fiji) Ltd.	Fiji
Aon Insurance Micronesia (Guam) Inc	Guam
Aon (CR) Insurance Agencies Co. Ltd.	Hong Kong
Aon Agencies Hong Kong Ltd.	Hong Kong
Aon Assurance Agencies Hong Kong Limited	Hong Kong
Aon Benfield China Limited	Hong Kong
Aon Chevalier Risk Management Ltd.	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Ltd.	Hong Kong
Aon Asia Pacific Limited	Hong Kong
Aon Hong Kong Ltd.	Hong Kong
Aon Insurance Agencies (HK) Ltd	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Ltd.	Hong Kong
Aon Life Insurance Agencies (HK) Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (Hong Kong) Ltd.	Hong Kong
Benfield, Lovick & Rees (Hong Kong) Ltd.	Hong Kong
Contingency Insurance Brokers Ltd.	Hong Kong
Essar Insurance Services Ltd.	Hong Kong
EW Blanch Limited	Hong Kong
Ennis Knupp India Private Ltd.	India
Hewitt Associates (India) Pvt. Ltd.	India
Hewitt Human Resource Services Limited	India
Hewitt Outsourcing Services India Limited	India
PT Hewitt Konsultan	Indonesia
PT Aon Benfield Indonesia	Indonesia
PT Aon Indonesia	Indonesia
PT Hewitt Konsultan Indonesia	Indonesia
Aon Benfield Japan Ltd.	Japan
Aon Consulting Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan

COMPANY NAME	COUNTRY

Hewitt Associates Kabushiki Kaisha	Japan
Aon Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
Hewitt Associates Korea Yuhan Hoesa	Korea
Aon Natural Resources Asia Ltd.	Labuan
Aon Insurance Agencies (Macau) Ltd.	Macau
Aon Benfield Malaysia Limited	Malaysia
Aon Holdings Malaysia Sdn Bhd	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
Hewitt Associates Malaysia Sdn. Bhd	Malaysia
Aon Benfield New Zealand Limited	New Zealand
Aon Holdings New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon New Zealand	New Zealand
Hewitt Associates – CSI The Remuneration Specialists Pty Ltd.	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Aon Insurance Brokers (Pvt) Ltd.	Pakistan
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Hewitt Associates Inc.	Philippines
Aon Superannuation (PNG) Limited	PNG
Burnie Enterprises Ltd.	PNG
Aon Consulting (PNG) Ltd.	PNG
Aon Risk Services (PNG) Ltd.	PNG
Aon Insurance Micronesia (Saipan) Inc	Saipan
Alexander & Alexander Asia Holdings Pte. Ltd.	Singapore
Aon Benfield Asia Pte Ltd.	Singapore
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Singapore Pte. Ltd.	Singapore
Hewitt Associates Pte. Ltd.	Singapore
Hewitt HR Delivery Services Pte. Ltd.	Singapore
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon Risk Services Taiwan Ltd.	Taiwan
Minet Taiwan Ltd	Taiwan
Aon Insurance Agency (General) Taiwan Ltd.	Taiwan
Aon Consulting (Thailand) Ltd.	Thailand
Aon Group (Thailand) Ltd.	Thailand
Aon Re (Thailand) Ltd.	Thailand
Aon Risk Services (Thailand) Ltd.	Thailand
Aon (Thailand) Ltd.	Thailand
Hewitt Associates (Thailand) Ltd.	Thailand
Aon (Vanuatu) Ltd.	Vanuatu
Aon Vietnam Limited	Vietnam
Aon Angola Corretores de Seguros Limitada	Angola
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hubener Employee Benefit Consulting Ges.mbH	Austria
Aon Jauch & Hubener GmbH	Austria
Aon Benfield Ruckversicherungsmakler Ges.mbH	Austria
ASTA Versicherungsburo Dr.Jur. F. Nitsche Beratungen und Vermittlungen GmbH	Austria
Hewitt Associates GmbH	Austria
Panczelos Gesellschaft mbH & Co	Austria
Versicherungsburo Panczelos Gesellschaft mbH & Co	Austria
Versicherungsmaklerburo Hans Windisch-Graetz GmbH	Austria
Winfried Bonn Versicherungsberatungs- und Vermitlungs GmbH	Austria
Aon Azeri Insurance & Reinsurance Brokers Company	Azerbaijan
Nicholson Leslie Investments Azeri	Azerbaijan
Aon Re Middle East WLL	Bahrain
Accuracy Belgium BVBA	Belgium
Agenion NV/SA	Belgium
Aon Belgium NV	Belgium
Aon Benfield Belgium SA/NV	Belgium
Aon Consulting Belgium SA	Belgium
Compagnie Franco-Belge d’Investissement et de Placements	Belgium

COMPANY NAME	COUNTRY

Crion NV	Belgium
Hewitt Associates SA	Belgium
Probabilitas NV/SA	Belgium
Aon Botswana (Pty) Ltd.	Botswana
Aon Holdings Botswana (Pty) Ltd.	Botswana
Aon Risk Management (Pty) Ltd.	Botswana
Associated Fund Administrators Botswana (Pty) Ltd.	Botswana
Vassal Properties (Pty) Ltd.	Botswana
Aon Bulgaria EOOD	Bulgaria
Aon Insurance Brokerage Ltd.	Croatia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Central and Eastern Europe AS	Czech Rep.
Benfield Praha a.s.	Czech Rep.
Hewitt Associates s.r.o.	Czech Rep.
Stach Pojistovaci Management sro	Czech Rep.
Aon Denmark A/S	Denmark
Aon Denmark Insurance Services A/S	Denmark
Aon Private Consulting A/S	Denmark
JH Assurance Consult A/S	Denmark
OU Aon Eesti Kindlustusmaakler	Estonia
Riskikonsultatsioonid OÜ	Estonia
Aon Finland Oy	Finland
Aon Monia Oy	Finland
Accuracy SAS	France
Aon France SA	France
Aon France Finance SA	France
Aon Holdings France SNC	France
Hewitt Associates SAS	France
International Space Brokers France SA	France
Aon Georgia Insurance & Reinsurance Brokers & Consultants LLC	Georgia
Accuracy Deutschland GmbH Frankfurt am Main	Germany
AIV Karl Alt GmbH	Germany
Aon Credit International Insurance Broker GmbH	Germany
Aon Jauch & Hubener Beiteilungs GmbH	Germany
Aon Jauch & Hubener Beiteilungsmanagement GmbH	Germany
Aon Hewitt Consulting Deutschland GmbH	Germany
Aon Jauch & Hubener GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Risiko & Versicherungsberatung GmbH	Germany
Aon Risk Services (Deutschland) GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Aon Wolff & Mueller GmbH	Germany
Carstens & Schues GmbH	Germany
Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH	Germany
Aon Hewitt GmbH	Germany
PRORuCK Ruckversicherungs Aktiengesellschaft AG	Germany
UNIT Versicherungsmakler GmbH & Co.	Germany
UNITA Unternehmensberatung GmbH	Germany
WACUS Delkredere Management GmbH	Germany
Aon Benfield Greece SA	Greece
Aon Hellas SA Insurance Consulting Services	Greece
Aon Hellas EPE	Greece
Aon Turner Reinsurance Services SA	Greece
Aon Credit Kelet - Europai Hitelbiztositasi Alkusz Kft	Hungary
Aon Magyarorszag Alkusz Kft	Hungary
Aon Tanacsado es Penztarszolgaltao Reszventytarsas	Hungary
Hewitt Human Tanacsado kft	Hungary
Alexander & Alexander Ireland Ltd	Ireland
Aon Beech Hill Ltd	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Becketts (Trustees) Limited	Ireland
Becketts Limited (Ireland)	Ireland
Beech Hill Pension Trustees Ltd	Ireland

COMPANY NAME	COUNTRY

Aon Commercial Services and Operations Limited	Ireland
Aon Investments Holdings Ireland Limited	Ireland
Aon MacDonagh Boland Group Ltd	Ireland
Aon Risk Services (Ireland) Ltd	Ireland
Barrett, Heggarty, Moloney Ltd	Ireland
Delany Bacon & Woodrow	Ireland
Delany Bacon & Woodrow Partnership	Ireland
Finance and Pension Solutions Ltd	Ireland
Insureforsure Ltd.	Ireland
MacDonagh Boland Crotty MacRedmond Ltd	Ireland
MacDonagh Boland Cullen Duggan Ltd	Ireland
MacDonagh Boland Foley Woollam Ltd	Ireland
Pinerich Limited UK	Ireland
Private Client Trustees Ltd.	Ireland
Redmond Life & Pensions Ltd.	Ireland
SINSER (Ireland) Ltd.	Ireland
Toal Holdings Ltd	Ireland
Toal Insurances Ltd	Ireland
Toal Life & Pension Ltd	Ireland
Aon McMillen Ltd	Ireland (Northern)
Aminim International Underwriters of Insurance Agencies (1990) Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Re Special Risks (Israel) Ltd	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
Kamor Insurance Agency (2003) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd	Israel
Traklin Insurance Brokers (1997) Ltd.	Israel
Accuracy Srl	Italy
Aon & Partners Srl	Italy
Aon Benfield Italia Spa	Italy
Aon CB Srl	Italy
Aon CR Srl	Italy
Aon Intermediazioni Assicurative S.p.A.	Italy
Aon Italia SpA	Italy
Aon Nikols Adriatica Srl	Italy
Aon Re Trust Broker S.R.L.	Italy
Aon Risk Management and Consulting	Italy
Aon SpA Insurance & Reinsurance Brokers	Italy
CR Auto & Persone Srl	Italy
Fitass Srl	Italy
Hewitt Associates Srl	Italy
Praesidium SpA	Italy
Rasini Vigano Assicurazioni SpA	Italy
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Consulting Ltd.	Kenya
Minken Properties Ltd.	Kenya
Aon Latvia Sia	Latvia
Aon Consulting Lesotho (Pty) Ltd.	Lesotho
Aon Lesotho (Pty) Ltd.	Lesotho
UADBB Aon Lietuva	Lithuania
ACSG (Europe) SA	Luxembourg
Aon Insurance Managers (Luxembourg) SA	Luxembourg
Aon Luxembourg SA	Luxembourg
Aon Global Risk Consulting Luxembourg Sarl	Luxembourg
SINSER (Luxembourg) Ltd.	Luxembourg
White Rock Reinsurance SA	Luxembourg
Aon Re Canada Holdings SARL	Luxembourg
Aon Finance Luxembourg SARL	Luxembourg
Aon Financial Services Luxembourg SA	Luxembourg
Aon Services Luxembourg SARL	Luxembourg
Aon Financial Securities Luxembourg SARL	Luxembourg
Aon Malawi Ltd.	Malawi

COMPANY NAME	COUNTRY

Aon Mauritius Holdings Ltd.	Mauritius
Consulting Hewitt (Mauritius) Ltd.	Mauritius
Aon Acore Sarl	Morocco
Casablanca Intermediation Company Sarl	Morocco
Aon Mocambique - Corretores de Seguros Ltd.	Mozambique
Aon Antillen NV	Neth. Antilles
Aon Aruba NV	Neth. Antilles
Aon Captive Services Antilles NV	Neth. Antilles
Aon Captive Services Aruba NV	Neth. Antilles
Aon Holdings Antillen NV	Neth. Antilles
Aon Insurance Managers (Antillen) NV	Neth. Antilles
Aon Sint Maarten NV	Neth. Antilles
Alexander & Alexander BV	Netherlands
Alexander & Alexander Holding BV	Netherlands
Aon & Co. Herverzekering BV	Netherlands
Aon 2008 B.V.	Netherlands
Aon Accuracy BV	Netherlands
Aon Africa BV	Netherlands
Aon Americas Holdings BV	Netherlands
Aon Asia Insurance Services BV	Netherlands
Aon Benfield Netherlands CV	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Captive Services (Nederland) BV	Netherlands
Aon Consulting Nederland CV	Netherlands
Aon Fiduciary Cash Management BV	Netherlands
Aon Groep Nederland BV	Netherlands
Aon Group International BV	Netherlands
Aon Holdings BV	Netherlands
Aon Holdings International BV	Netherlands
Aon Holdings Mid Europe BV	Netherlands
Aon International Cooperatief U.A.	Netherlands
Aon Makelaars in Assurantien BV	Netherlands
Aon Nederland CV	Netherlands
Aon Corporation EMEA B.V.	Netherlands
Aon Nikols Chile BV	Netherlands
Aon Participations BV	Netherlands
Aon Restructuring B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Southern Europe BV	Netherlands
Aon Verzuim Management BV	Netherlands
Aon Global Risk Consulting BV	Netherlands
Asharo BV	Netherlands
Assurantie Advies Nederland BV	Netherlands
Assurantie Groep Langeveldt CV	Netherlands
Australian Restructuring 2001 CV	Netherlands
B.H. Insurance Holdings B.V	Netherlands
Bekouw Mendes CV	Netherlands
Beursstraat 1A BV	Netherlands
Blom van der Aa Holding BV	Netherlands
Bonnikeplein 18-22 BV	Netherlands
BV Algemeen Assurantiekantoor Schreinemacher	Netherlands
B.V. Assurantiekantoor Langeveldt Schroder	Netherlands
Catz & Lips BV	Netherlands
Celinvest Amsterdam BV	Netherlands
Consultas NV	Netherlands
COT Instituut voor Veiligheids-en Crisismanagement B.V.	Netherlands
CV ‘t Huys ter Merwe	Netherlands
D. Hudig & Co. BV	Netherlands
De Admiraal BV	Netherlands
Dorhout Mees Assurantien BV	Netherlands
Elektrorisk Beheer BV	Netherlands
Heerkens Thijsen & Co. BV	Netherlands
Heerkens Thijsen Caviet vof	Netherlands
Heerkens Thijsen Groep BV	Netherlands
Hewitt & Koelman International B.V.	Netherlands
Hewitt Associates B.V.	Netherlands

COMPANY NAME	COUNTRY

Hewitt Associates Outsourcing BV	Netherlands
Hewitt & Koelman International BV	Netherlands
Hudig-Langeveldt (Pensioenbureau) BV	Netherlands
Hudig-Langeveldt (Reinsurance) BV	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien BV	Netherlands
Jacobs & Brom BV	Netherlands
Kerkenbos 1061 BV	Netherlands
Laan van de Vrede 1 BV	Netherlands
Langeveldt de Vos BV	Netherlands
Langeveldt Groep BV	Netherlands
Moes & Caviet Last BV	Netherlands
NV Verzekering Maatschappij van 1890	Netherlands
Paalbergweg 2-4 B.V.	Netherlands
Ruud van der Pol BV	Netherlands
Wilhelminapark 1 BV	Netherlands
Medexia Ltd	Nigeria
Aon Grieg AS	Norway
Aon Holdings Norway AS	Norway
Hewitt HR Partner Norge AS	Norway
Minet AS	Norway
Norwegian Insurance Partners AS	Norway
Parisco AS	Norway
Aon Affinity sp zoo	Poland
Aon Polska sp zoo	Poland
Carstens & Schues Poland Ltd.	Poland
Dom Brokerski Progres SA	Poland
Hewitt Associates S.p.Z.o.o.	Poland
Progres Services Sp zoo	Poland
Aon Portugal - Corretores de Seguros SA	Portugal
Aon Portugal Consultores Lda	Portugal
Aon Re Bertoldi Corretagem de Resseguros SA	Portugal
Nikols Portugal Mediacao de Seguros Lda	Portugal
Aon Motor - Gestao, Compra e Venda e Manutencao de Automoveis Lda	Portugal
Aon Qatar LLC	Qatar
Aon Romania Broker de Asigurare - re asigurare SRL	Romania
Business Risk Consultants (Brisk) SRL	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
ZAO Aon Insurance Brokers	Russia
Aon Saudi Arabia E.C	Saudi Arabia
Benfield Bratislava s.r.o.	Slovakia
Aon Consulting South Africa (Pty) Ltd.	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd.	South Africa
Aon Re Africa (Pty) Ltd.	South Africa
Aon Risk Services (Pty) Ltd.	South Africa
Aon South Africa (Pty) Ltd.	South Africa
Benfield (South Africa) (Pty) Limited	South Africa
Cyborg Systems (Africa) Pty Ltd. Corp.	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.	South Africa
NYA Crises Consulting and Response Management (Pty) Ltd.	South Africa
Pennant (pty) Ltd.	South Africa
Pinion (Pty) Ltd.	South Africa
QED Actuaries & Consultants	South Africa
Alternative Indemnity Markets SA	Spain
Aon Accuracy SA	Spain
Aon Benfield Iberia, Correduria de Reaseguros SA	Spain
Aon Direct Group Espana SL	Spain
Aon Direct Marketing Services Group Broker Correduria de Seguros SA	Spain
Aon Gil y Carvajal Consulting SA	Spain
Aon Gil y Carvajal Correduria de Seguros SA	Spain
Aon Gil y Carvajal Flotas SA	Spain
Aon Re Iberia Cover Holder, SL	Spain
Aon Southern Europe y Cia SC	Spain
Asevasa Asesoramiento y Valoraciones SA	Spain

COMPANY NAME	COUNTRY

Banca Seguros Colon, SA	Spain
Consultoria de Vida y Pensiones SA	Spain
Control de Riesgos SA	Spain
FCC Global Insurance General Services SA	Spain
Hacecor Tecnica SA Correduria de Seguros	Spain
Hewitt Associates S.A.	Spain
Mantenimiento Gestion de Renting y Administration de Flotas SA	Spain
Swaziland Insurance Brokers (Pty) Ltd.	Swaziland
AIM Sweden AB	Sweden
Aon Sweden AB	Sweden
FörsäkringsUtveckling A&S	Sweden
Hewitt Associates AB	Sweden
SINSER Holding AB	Sweden
Anglo-Swiss Reinsurance Brokers Ltd	Switzerland
Aon (Schweiz) AG	Switzerland
Aon Consulting AG	Switzerland
Aon Re Switzerland	Switzerland
Hewitt Associates S.A.	Switzerland
Paragon Strategic Solutions Switzerland GmbH	Switzerland
Seidemann & Zantedeschi AG	Switzerland
Aon Tanzania Ltd.	Tanzania
Aon Sigorta ve Reasuran Brokerligi ve Danismanlik AS	Turkey
NC Sigorta ve Reasurans Brokerlioi AS	Turkey
Aon Gulf LLC	UAE
Hewitt Associates Middle East FZ LLP	UAE
Aon Uganda Ltd.	Uganda
Aon Ukraine LLC	Ukraine
Aon Zambia Ltd	Zambia
Aon Consulting (Pvt) Ltd.	Zimbabwe
Aon Zimbabwe (Private) Ltd	Zimbabwe
Minerva Holdings (Private) Ltd	Zimbabwe
Andes Global Ltd.	BVI
Aon Group Limited	BVI
SINSER (Gibraltar) Ltd.	Gibraltar
Aon Services (Guernsey) Ltd	Guernsey
Leslie & Godwin (CI) Ltd.	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Minet Benefit Services International Ltd	Guernsey
SINSER (Guernsey) Limited	Guernsey
Aon (Isle of Man) Ltd	Isle of Man
Caledonian Management Ltd.	Isle of Man
SINSER (Isle of Man) Ltd.	Isle of Man
SINSER Services Ltd.	Isle of Man
IRISC (Jersey) Ltd.	Jersey
Alexander & Alexander Services UK Ltd	UK
Alexander Clay	UK
Alexander Stenhouse & Partners Ltd	UK
Aon 2007 Limited	UK
Aon Adjudication Services Ltd	UK
Aon Alexander & Alexander U.K. Pension Trustees Ltd	UK
Aon Benfield Limited	UK
Aon Benfield Securities Limited	UK
Aon Consulting Financial Services Ltd	UK
Aon Consulting Ltd	UK
Aon Fiscal Representatives Limited	UK
Aon Holdings UK	UK
Aon Limited	UK
Aon Overseas Holdings Ltd	UK
Aon Pension Trustees Ltd	UK
Aon Premium Finance Ltd.	UK
Aon Risk Services Holdings UK Ltd	UK
Aon Risk Services UK Ltd	UK
Aon SIPP Trustees Ltd	UK

COMPANY NAME	COUNTRY

Aon Trust Corporation Ltd	UK
Aon UK Group Ltd	UK
Aon UK Holdings Intermediaries Ltd	UK
Aon UK Trustees Ltd	UK
Bacon & Woodrow Limited	UK
Bacon & Woodrow Partnerships Limited	UK
Bacon & Woodrow Properties Company	UK
Bacon & Woodrow Service Company Limited	UK
Bacon & Woodrow Trustees Ltd	UK
Bain Hogg International Holdings Ltd	UK
Bain Hogg Management Ltd	UK
Bankassure Insurance Services Ltd	UK
Benfield Greig Holdings Limited	UK
Benfield Holdings Limited	UK
Benfield Limited	UK
Cockman Consultants & Partners Limited	UK
CoSec 2000 Ltd	UK
Crawley Warren Group Limited	UK
Doveland Services Limited	UK
EW Blanch Holdings Limited	UK
EW Blanch Investments Limited	UK
EW Blanch Limited	UK
EWB International Holdings Limited	UK
Gardner Mountain Financial Services Limited	UK
Gil y Carvajal Ltd	UK
Greig Fester Group Limited	UK
Greig Fester (Properties) Limited	UK
Hewitt Bacon & Woodrow Investment Consulting Limited	UK
Hewitt Associates (Europe) Limited	UK
Hewitt Associates BPO Limited	UK
Hewitt Associates Financial Services Limited	UK
Aon Hewitt Limited	UK
Hewitt Associates Outsourcing Limited	UK
Hewitt Associates Outsourcing Services Limited	UK
Hewitt Bacon & Woodrow Limited	UK
Hewitt Cyborg Limited	UK
Hewitt Pensions Limited	UK
Hewitt Risk Management Services Limited	UK
Hogg Group Ltd	UK
International Space Brokers Europe Limited	UK
International Space Brokers Limited	UK
Jenner Fenton Slade Ltd	UK
Leslie & Godwin (UK) Ltd	UK
Leslie & Godwin Investments Ltd	UK
Leslie & Godwin Ltd	UK
McLagen (Aon) Limited	UK
Minet Consultancy Services Ltd	UK
Minet Employees’ Trust Company Ltd	UK
Minet Group	UK
Minet Group Holdings	UK
Minet Ltd	UK
NBS Nominees Limited	UK
Netherlands Construction Insurance Services Ltd	UK
Nicholson Leslie Investments Ltd	UK
Rasini Vigano Limited	UK
SLE Worldwide Ltd	UK
Special Risk Services Ltd	UK
Supercover Holdings Limited	UK
Supercover Limited	UK
Xchanging Broking Services Ltd	UK